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                                                                   EXHIBIT 10.15


                             ANC RENTAL CORPORATION

                             2000 STOCK OPTION PLAN

SECTION 1.        PURPOSE OF THE PLAN.

         The purpose of the ANC Rental Corporation 2000 Stock Option Plan (the "Plan") is to encourage ownership of the common stock, par value $0.01 per share (the "Common Stock") of ANC Rental Corporation (the "Company") by employees, officers and directors of the Company and its subsidiaries and to provide increased incentive for such persons to render services and to exert maximum effort for the business success of the Company. Options to be granted under this Plan may be intended to qualify as incentive stock options ("ISOs") pursuant to
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that are not intended to so qualify.

SECTION 2.        ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company. The Committee shall consist of not less than two members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify as an "outside director" for purposes of Section 162(m) of the Code and a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Board may remove members, add members and fill vacancies on the Committee from time to time. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

SECTION 3.        STOCK RESERVED FOR THE PLAN.

         Subject to adjustment as provided in Section 11 hereof, the aggregate number of shares of Common Stock that may be issued under the Plan is 9,000,000. The shares subject to the Plan shall consist of authorized but unissued shares of Common Stock of the Company and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan or the termination of the last of the options granted under the Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any option expire or be cancelled prior to its exercise in full, the shares theretofore subject to such option may again be made subject to an option under the Plan.




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SECTION 4.        ELIGIBILITY.

         The persons eligible to participate in the Plan as recipients of options shall include only employees, officers and directors of the Company or any parent or subsidiary corporation (as defined in Section 424 of the Code) of the Company at the time the option is granted. A person who has been granted an option hereunder shall remain eligible to receive an additional option or options, if the Committee shall so determine.

SECTION 5.        GRANT OF OPTIONS.

         The Committee shall have discretionary authority (i) to determine, authorize, and designate those employees, officers and directors of the Company or any parent or subsidiary who are to receive options under the Plan and (ii) to determine the number of shares to be covered by such options and the terms thereof. The Committee shall thereupon grant options in accordance with such determination as evidenced by a written option agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan. The maximum number of shares of Common Stock subject to options granted to any person during any twelve-month period shall not exceed 750,000.

SECTION 6.        TERMS AND CONDITIONS.

         Each option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate.

         A.       OPTION PERIOD.

         The Committee shall promptly notify the optionee of the option grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the optionee. The date of grant shall be the date the option is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the optionee after that date. Each option agreement shall specify the period for which the option thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option shall expire at the end of such period. If the original term of an option is less than ten years from the date of grant, the option may be amended prior to its expiration with the approval of the Committee and the optionee to extend the time; provided that the term as amended is not more than ten years from the date of grant. However, in the case of an options intended to qualify as an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or its subsidiary ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant.





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         B.       OPTION PRICE.

         The purchase price of each share of Common Stock subject to each option granted pursuant to the Plan shall be determined by the Committee at the time the option is granted and shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted, as determined by the Committee. In the case of an option granted to a Ten Percent Stockholder that is intended to qualify as an ISO, the option price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted.

         C.       EXERCISE PERIOD.

         The Committee may provide in the option agreement that an option may be exercised in whole immediately or is to be exercisable in increments. However, no portion of any option may be exercisable by an optionee prior to the approval of the Plan by the stockholders of the Company or, if the option is intended to qualify as an ISO to the extent that the aggregate fair market value of Common Stock with respect to which the option first becomes exercisable exceeds $100,000.

         D.       PROCEDURES FOR EXERCISE.

         Options shall be exercised by the delivery of written notice to the Stock Option Administrator setting forth the number of shares with respect to which the option is being exercised. Cash shall accompany such notice or cashier's check, bank draft, or postal or express money order payable to the order of the Company in any case for an amount equal to the option price of such shares. As soon as possible thereafter, the Company will deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the option's name. In the alternative, the exercise price may be paid: (i) through the tender to the Company of shares of Common Stock, which shares shall be valued, at their fair market value on the date of exercise (as determined by the Committee); (ii) by delivering a written direction to the Company that the option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the option are delivered to the Company by a broker upon receipt of stock certificates from the Company) or a cashless exercise/loan procedure receipt (pursuant to which the optionee would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to the Company whereby the stock certificate or certificates for the shares of Stock for which the option is exercised will be delivered to such broker as the agent for the individual exercising the option and the broker will deliver to the Company cash (or cash equivalents acceptable to the Company) equal to the exercise price for the shares of Common Stock purchased pursuant to the exercise of the option; (iii) to the extent provided by the option agreement with respect to such option, by the delivery of a promissory note; or (iv) by a combination of the methods. The optionee must also satisfy any tax obligations through delivery of cash, Common Stock or withholding of shares of Common Stock by the Company.





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         E.       TERMINATION OF EMPLOYMENT.

         If an optionee ceases to be an employee, officer or director of the Company or one of its subsidiaries for any reason other than retirement, death or disability, any option or part thereof which is exercisable on the date of such status termination may be exercised only during the 60-day period beginning on such date (or such longer period which the Committee in its sole discretion may determine); provided however, if an optionee's status is terminated for "cause" (as determined by the Committee) then any unexercised option shall expire upon such termination.

         Cause is defined as including, but not limited to the optionee's dishonesty, theft, embezzlement from the Company, disclosing trade secrets of the Company, the commission of a willful felonious act while in the employment of the Company or the optionee's engaging in competitive or other activities determined by the Committee to be actually or potentially injurious to the business or reputation of the Company. Notwithstanding the foregoing, if the Company or one of its subsidiaries terminates the employee, officer or director status of an optionee for reasons other than "cause," an option may be exercised during the six-month period beginning with the optionee's status termination date. For purposes of this Section, a spin-off or divestiture by the Company of a subsidiary shall be deemed to be a termination of employment by the Company without "cause" and the last day of employment shall be deemed to be the effective date of such spin-off or divestiture, provided that option rights have not been substituted or assumed pursuant to Section 10 in connection with such transaction.

         In no event may an option be exercised after the expiration of the option period established pursuant to Section 6(A) of this Plan.

         F.       RETIREMENT, DISABILITY OR DEATH OF OPTIONEE.

         In the event of retirement, disability or upon the death of an optionee under the Plan while he or she is an employee, officer or director of the Company, the options previously granted to him or her may be exercised (whether or not he or she would have been entitled to do so at the date of his or her retirement, disability or death) at any time and from time to time, within a twelve-month period after his or her retirement, disability or death by the former employee, by the guardian of his or her estate, by the executor or administrator of his or her estate or by the person or persons to whom his or her rights under the option shall pass by will or the laws of descent and distribution, but in no event may the option be exercised after its expiration under the terms of the option agreement. An optionee shall be deemed to be disabled if he or she becomes eligible for benefits under a long term disability plan maintained by the Company or one of its subsidiaries (or would have become eligible if covered by such plan) by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long continued and indefinite duration. The date of determination of





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disability for purposes thereof shall be the date of such disability for purposes of this plan. Retirement shall be defined as attainment of age 55 and completion of five years of service to the Company or its affiliates on or after January 1, 2000.

         G.       RESTRICTIONS ON TRANSFER OF STOCK.

         If an option is exercised before the date that is six months from the later of (i) the date of grant of the option or (ii) the date of shareholder approval of the Plan and the sale of stock acquired pursuant to such exercise would subject the individual exercising the option to liability under Section 16 of the Exchange Act, then such certificate or certificates shall bear a legend restricting the transfer of the Common Stock covered thereby until the expiration of six months from the later of such dates.

         H.       ACCELERATION OF OPTIONS.

         The Committee, in its sole discretion, may accelerate the vesting schedule of any option granted hereunder.

SECTION 7.        ASSIGNABILITY.

         An option shall not be assignable or otherwise transferable except by will or by the laws of descent and distribution. During the lifetime of an optionee, an option shall be exercisable only by him or her.

SECTION 8.        INCENTIVE STOCK OPTIONS.

         Each option agreement intended to qualify as an ISO may contain such other terms and provisions as the Committee may determine provided such terms and provisions do not cause the options not to be an ISO.

SECTION 9.        NO RIGHTS AS STOCKHOLDER.

         No optionee shall have any rights as a stockholder with respect to shares covered by an option until shares are delivered to the optionee as provided in Section 6 above.

SECTION 10.       EXTRAORDINARY CORPORATE TRANSACTIONS.

         New option rights may be substituted for the option rights granted under the Plan, or the Company's duties as to options outstanding under the Plan may be assumed, by an employer corporation other than the Company, or by a parent or subsidiary of the Company or such employer corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Company is involved, so long as the substitution or assumption will allow any incentive stock options to continue to qualify as such. Notwithstanding the foregoing or the provisions of Section 11 hereof, in the event such employer corporation, or parent or subsidiary of the Company or such employer corporation, does not substitute new option rights for,





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and substantially equivalent in terms and economic value to, the option rights granted hereunder, or assume the option rights granted hereunder, the option rights granted hereunder shall terminate and thereupon become null and void upon a "change in control"; provided, however, that each optionee shall have the right in connection with such dissolution, liquidation, merger, consolidation, acquisition or transfer, to exercise any unexercised option rights granted hereunder, whether then otherwise immediately exercisable or not, so as to permit the optionee to participate as a holder of Common Stock in such transaction if he or she so chooses. Change of control is defined as (i) the dissolution or liquidation of the Company, or similar occurrence, (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be a surviving entity or (iii) a transfer of substantially all of the assets of the Company or more than 75% of the outstanding Common Stock. The Company shall give to each optionee at least twenty days' prior written notice of any event or transaction of the nature described in the preceding sentence.

SECTION 11.       CHANGES IN COMPANY'S CAPITAL STRUCTURE.

         The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. However, if the outstanding shares of Common Stock or other securities of the Company, or both, for which the option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate option price.

SECTION 12.       AMENDMENT OR TERMINATION.

         The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any participant, without his consent, under any option theretofore granted. Without approval of the shareholders, no amendment may increase the aggregate number of shares reserved under the Plan other than as provided in Section 11 hereof, materially increase the benefits accruing to participants or materially modify the requirements as to eligibility for participation in the Plan.





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SECTION 13.       COMPLIANCE WITH OTHER LAWS AND REGULATIONS.

         The Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

SECTION 14.       NO RIGHT TO COMPANY EMPLOYMENT.

         Nothing in this Plan or as a result of any option granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment at any time. The option agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

SECTION 15.       LIABILITY OF COMPANY.

         The Company or any affiliated entity that is in existence or hereafter comes into existence shall not be liable to an optionee or other persons as to:

         A.       THE NON-ISSUANCE OF SHARES.

         The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

         B.       TAX CONSEQUENCES.

         Any tax consequence expected, but not realized, by any optionee or other person due to the issuance, exercise of any option granted hereunder or holding or sale of any share of Common Stock received upon exercise of such option.

SECTION 16.       EFFECTIVENESS AND EXPIRATION OF PLAN.

         The Plan shall be effective on the date the Board adopts the Plan. If the Common Stockholders of the Company fail to approve the Plan within twelve months of the date the Board approved the Plan, the Plan shall terminate and all options previously granted under the Plan shall become void and of no effect. The Plan shall expire ten years after the date the Board approved the Plan and thereafter no option shall be granted pursuant to the Plan.





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SECTION 17.       NON-EXCLUSIVITY OF THE PLAN.

         Neither the adoption of the Plan nor the submission of the Plan to the Common Stockholders of the Company for approval shall be construed as creating any limitations of the power of the Committee to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

SECTION 18.       GOVERNING LAW.

         This Plan and any agreements hereunder, shall be interpreted and construed in accordance with the laws of the State of Florida and applicable federal law.







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